DriveWealth Power Saver ETF (NYSE Arca, Inc.: EERN)

DriveWealth Steady Saver ETF (NYSE Arca, Inc.: STBL)

August 16, 2022

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 31, 2021

The Board of Directors of The RBB Fund, Inc., upon a recommendation from Red Gate Advisers, LLC, the investment adviser to the DriveWealth Power Saver ETF and the DriveWealth Steady Saver ETF (each a “Fund” and collectively the “Funds”), has determined to close and liquidate each Fund on or about August 31, 2022 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Funds’ officers. Shares of the Funds are listed on the NYSE Arca, Inc. (the “Exchange”)

Effective immediately, each Fund may cease following its investment objective and begin liquidating its portfolio assets. This will cause each Fund to increase its cash holdings and deviate from the policies and strategies stated in the Fund’s prospectus. Each Fund is anticipated to be invested almost exclusively in cash and other liquid assets by August 23, 2022.

The Funds will no longer accept orders for new creation units after the close of business on August 29, 2022, and trading in shares of the Fund will be halted on the Exchange prior to market open on August 30, 2022. Until market close on August 29, 2022, shareholders may sell their shares of the Funds on the Exchange and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. During the time between market close on August 29, 2022 and the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, each Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.

Please retain this Supplement for future reference.